EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the accompanying Annual Report on Form 10-K of Lightspace Corporation for the year ended December 31, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Lightspace Corporation.

Dated: April 1, 2008	/s/Louis P. Nunes
Name: Louis P. Nunes
Title: Chief Financial Officer and Chief Accounting Officer (principal financial officer)